Exhibit 10.1

ASSIGNMENT AND RELEASE AGREEMENT

THIS ASSIGNMENT AND RELEASE AGREEMENT (this “Agreement”) is entered into on December 9, 2024 by and among micromobility.com Inc. (f/k/a Helbiz Inc.), a Delaware corporation (the “Borrower”), YA II PN, Ltd., (the “Assignor”) and Palella Holding, LLC (the “Assignee”).

R E C I T A L S:

WHEREAS, the Borrower, Securis Investment Partners, LLP (“Securis”) and certain lenders entered into that certain Loan and Security Agreement, dated as of March 23, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Securis and the certain lenders agreed to make certain loans and other financial accommodations to the Borrower;

WHEREAS, pursuant to an assignment and release agreement dated December 8, 2023, Securis and the certain lenders assigned to Assignor, all of the rights, title and interests of Securis and the certain lenders in, to and under the Loan Agreement and all other documents that evidence or secure the obligations under the Loan Agreement;

WHEREAS, the Borrower and the Assignor entered into a Standby Equity Purchase Agreement, dated January 24, 2023 (the “January 2023 SEPA”);

WHEREAS, the Borrower and the Assignor entered into a Standby Equity Purchase Agreement, dated March 8, 2023 (the “March 2023 SEPA”);

WHEREAS, pursuant to the March 2023 SEPA, the Borrower issued to the Assignor a convertible promissory note (named HLBZ-14) in the original principal amount of $4,000,000 (the “Outstanding Note”);

WHEREAS, the Borrower and the Assignor entered into an amendment to the Secured Loan

Agreement, dated December 8, 2023 (the “Amended Secured Loan Agreement”);

WHEREAS, the Assignee has offered to purchase and the Assignor have agreed to assign to Assignee, all of the rights, title and interests of Assignor in, to and under (i) the Loan Agreement, (ii) the Amended Secured Loan Agreement, (iii) the Outstanding Note, and (iv) all other documents that evidence or secure the obligations under the Loan Agreement, Amended Secured Loan Agreement, or the Outstanding Note (collectively, the “Loan Documents”) in exchange for the payment by the Assignee to the Assignor of the sum of $200,000 (the “Purchase Price”), subject to the terms and conditions contained herein; and

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

1. Assignment. Subject to the terms of this Agreement, in exchange for payment of the Purchase Price as set forth in Section 2 below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignee hereby agrees to absolutely, irrevocably and unconditionally purchase and assume from the Assignor, and the Assignor agrees to absolutely, irrevocably and unconditionally sell, assign, convey, and endorse to the Assignee, all of the rights, title and interests and all of the obligations of the Assignor in, to and under the Loan Documents (collectively, the “Assigned Interests”), without recourse to the Assignor, and, except as expressly provided herein, without representation or warranty of any kind, express or implied, by the Assignor. The Assignor does not assume any responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

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2. Purchase Price. The Assignee shall pay the Assignor, the Purchase Price immediately upon the execution of this Agreement by the issuing to the Assignor a promissory note in the form of Exhibit A attached hereto in the principal amount equal to the Purchase Price (the “Promissory Note”).

3. Closing. The Assignor and Assignee shall consummate the purchase and sale of the Assigned Interest (the “Closing”) on the date of execution of this Agreement (the “Closing Date”) upon (a) execution and delivery of this Agreement and any such documents and instruments as may be legally necessary or otherwise reasonably required to effect the transfer of the Assigned Interests and (b) payment of the Purchase Price as set forth in Section 2 of this Agreement.

4. Further Assurances. Effective upon the Closing, at Assignee’s sole cost and expense:

a) the Assignor agrees to take such further commercially reasonable action and to execute and deliver, or cause to be executed and delivered, any and all other documents which are, in the reasonable opinion of the Assignee’s counsel, necessary or desirable to effect the transfer of the

Assigned Interests to Assignee;

b) the Borrower and the Assignor authorize the Assignee to file at any time financing statements, continuation statements and amendments thereto with all appropriate jurisdictions to effect the transfer of the Assigned Interests to Assignee, including filings with the United States Patent and Trademark Office, the United States Copyright Office and any applicable governmental or other authority in any other jurisdiction;

c) the Assignor agrees to deliver to Assignee copies of any loan documents relating to the Loan Documents that the Assignor has in its possession;

d) the Assignor agrees to execute and deliver such documents as might reasonably be requested by Assignee to fully effectuate the transfer of the Assigned Interests; and

e) the Assignor is hereby removed from its role as the administrative agent under the Loan Documents and the Assignee shall be appointed as the new administrative agent, in each case, automatically upon Closing without further act by any Person.

5. Representations and Warranties of the Assignee. Assignee hereby represents, warrants and covenants to the Assignor that each of the following is true and accurate as of the date hereof, which representations, warranties and covenants shall survive the execution and delivery of this Agreement.

a) Organization: Authority. The Assignee is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Assignee of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Assignee. This Agreement, when executed and delivered by the Assignee, will constitute a valid and legally binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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b) Investment Experience: Access to Information. The Assignee (a) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the purchase of the Loan Documents, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Loan Documents, and (d) has, independently and without reliance upon the Assignor and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interests.

c) General Solicitation. The Assignee is not accepting such Assignment as a result of any advertisement, article, notice or other communication regarding the Loan Documents published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

6. Representations and Warranties of the Assignor. The Assignor hereby represents, warrants and covenants to the Assignee that each of the following is true and accurate as of the date hereof, which representations, warranties and covenants shall survive the execution and delivery of this Agreement.

a) Ownership. The Assignor is the sole legal and beneficial owner of the Assigned Interests and has not assigned or otherwise transferred to any third party any rights with respect to its interest in the Assigned Interests or any rights to its interest in collateral securing the obligations under the Loan Documents. The Loan Documents attached as Exhibit “B” to this Agreement are true, correct and complete copies of such documents.

b) Capacity. The Assignor has all right, power, legal capacity and authority to execute and deliver this Agreement and to perform hereunder and under each other agreement that such Party may execute and deliver in connection herewith.

c) Binding Effect of Documents. This Agreement, when executed and delivered by the Assignor will constitute a valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

7. Representations and Warranties of the Borrower. Borrower hereby represents, warrants and covenants as follows:

a) Representations in the Loan Agreement and the Other Loan Documents. The Company hereby reaffirms its obligations under the Loan Documents, and hereby consents to the assignment of the Loan Documents to the Assignee pursuant to this Agreement. All of the information contained in the schedules attached to the Loan Agreement remains true and correct, as the same may have been amended, updated, supplemented or otherwise modified from time to time. No amendments, modifications or other changes have been made to the Borrower’s organizational documents since the Closing Date.

b) Binding Effect of Documents. This Agreement, when executed and delivered by the Borrower, will constitute a valid and legally binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

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c) No Conflict. The execution, delivery and performance of this Agreement by the Borrower will not violate any requirement of law or contractual obligation of the Borrower and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues.

d) Principal Balance. The aggregate principal amount outstanding under the Loan Agreement and the Outstanding Note is as set below:

Convertible Promissory Note (named HLBZ-14): $3,446,893

Loan Agreement (including the Amended Secured Loan Agreement): $5,750,000.

8. Loan Document Releases.

a) Each of the Borrower and the Assignor, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (collectively, the “Releasing Parties” and individually, a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each other Releasing Party, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, investment managers, attorneys, employees, agents, legal representatives and other representatives (collectively, the “Releasees” and individually, a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, the “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Loan Agreement, the Outstanding Note, any of the other Loan Documents, the January 2023 SEPA, the March 2023 SEPA, or any of the transactions hereunder or thereunder, except that the foregoing shall not release, waive or discharge the right to enforce this Agreement (“Excluded Claims”).

b) The Releasing Parties hereby represent to the Releasees that they have not assigned or transferred any interest in any Claims against any Releasee prior to the date hereof.

c) Notwithstanding any provision of law, statutory or otherwise, that provides that a general release does not extend to Claims which a party does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its agreement to settle, the releases set forth in this Section 8 shall apply, in accordance with its terms, to Claims whether known or unknown, contingent or absolute, suspected or unsuspected, accrued or unaccrued, disclosed or undisclosed. Each Releasing Party understands and acknowledges the significance and consequences of the release set forth in this Section 8 and hereby assumes full responsibility for any injuries, damages or losses that it may incur.

d) Each Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

e) Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted, or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

f) Covenant Not to Sue. Each Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim (other than Excluded Claims) released, remised and discharged by any Releasing Party pursuant to Section 8 of this Agreement. If any Releasing Party violates the foregoing covenant, such Releasing Party, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Releasee as a result of such violation.

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9. Assignment Releases.

a) Each of the Assignee and the Assignor, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (collectively, the “Assignment Releasing Parties” and individually, an “Assignment Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each other Assignment Releasing Party, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, investment managers, attorneys, employees, agents, legal representatives and other representatives (collectively, the “Assignment Releasees” and individually, an “Assignment Releasee”), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, an “Assignment Claim” and collectively, the “Assignment Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Assignment Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Assignment Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Loan Agreement, the Outstanding Note, any of the other Loan Documents, or any of the transactions hereunder or thereunder, except that the foregoing shall not release, waive or discharge the right to enforce this Agreement (“Assignment Excluded Claims”).

b) The Assignment Releasing Parties hereby represent to the Assignment Releasees that they have not assigned or transferred any interest in any Assignment Claims against any Assignment Releasee prior to the date hereof.

c) Notwithstanding any provision of law, statutory or otherwise, that provides that a general release does not extend to Assignment Claims which a party does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its agreement to settle, the releases set forth in this Section 9 shall apply, in accordance with its terms, to Assignment Claims whether known or unknown, contingent or absolute, suspected or unsuspected, accrued or unaccrued, disclosed or undisclosed. Each Assignment Releasing Party understands and acknowledges the significance and consequences of the release set forth in this Section 9 and hereby assumes full responsibility for any injuries, damages or losses that it may incur.

d) Each Assignment Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Assignment Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

e) Each Assignment Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted, or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

f) Covenant Not to Sue. Each Assignment Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Assignment Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Assignment Releasee on the basis of any Assignment Claim (other than Assignment Excluded Claims) released, remised and discharged by any Assignment Releasing Party pursuant to Section 9 of this Agreement. If any Assignment Releasing Party violates the foregoing covenant, such Assignment Releasing Party, agrees to pay, in addition to such other damages as any Assignment Releasee may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Assignment Releasee as a result of such violation.

10. Governing Law: Submissions to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS

AGREEMENT SHALL BE BROUGHT IN A COURT OF COMPETENT JURISDICTION SITTING IN THE STATE OR FEDERAL COURTS OF NEW YORK, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11. Amendments. No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

12. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

13. Counterparts. This Agreement may be executed and delivered via facsimile or other electronic transmission (including .pdf format) with the same force and effect as if an original were executed and may be executed in any number of counterparts, but all of such counterparts will together constitute but one and the same agreement. No party hereto or to any such other Loan Document shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

BORROWER:
MICROMOBILITY.COM, INC. By:_/s/ Gian Luca Spriano _________ Name: Gian Luca Spriano Title: CEO
ASSIGNOR:
YA II PN, LTD. By: Yorkville Advisors Global, LP Its: Investment Manager By:Yorkville Advisors Global II, LLC Its:General Partner By:_/s/ Matt Beckman_______________ Name: Matt Beckman Title:Member
ASSIGNEE:
PALELLA HOLDINGS LLC By:__/s/ Salvatore Palella ________________ Name: Salvatore Palella Title: CEO

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Exhibit A

FORM OF PROMISSORY NOTE

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Exhibit B

LOAN DOCUMENTS

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